Voyant International Corporation

Bridging Technology and Digital Media

Voyant Annual Meeting
June 12, 2007

Safe Harbor Statement

This presentation contains forward-looking statements within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934, as amended. Such statements are subject to risks and uncertainties that could cause actual results to vary materially from those projected in the forward-looking statements. The Company may experience significant fluctuations in future operating results due to a number of economic conditions, risks in product and technology development, the effect of the Company's accounting policies and other risk factors detailed in the Company's SEC filings. These factors and others could cause operating results to vary significantly from those in prior periods and those projected in forward-looking statements. Additional information with respect to these and other factors, which could materially affect the Company and its operations, are included on certain forms the Company files with the Securities and Exchange Commission.

Who We Are


A media and
technology holding company

Our Mission:

Voyant combines **digital technologies** and new **media properties** to streamline the value chain from content creation to consumer experience.

Today's Media/Technology Disconnect

New media and entertainment content . . .

- *Profusion of new content from a variety of sources*
  - User-generated
  - Entertainment industry-generated
  - Automated generation sources (internet algorithms, etc.)
- *Accelerated transition from analog to digital*
- *Paradigm shifts in media creation and delivery*

. . . is not being served by current technology

- *A lot of science*
- *Not a lot of simplicity*
- *Many platforms, operating systems and devices*
- *Limited interoperability*

Creating Evolutions and Revolutions

- Identify a need at the intersection of media and technology
- Validate the market size and business opportunity
- Develop a solution with proprietary and/or partner IP
- Take the solution to the market



Combining Content and Technology to Drive Our Markets


Voyant Content
Voyant Technology
Traditional External Content Sources
New User-Generated Content Sources
Business
Consumer

- Our ***Content*** allows us to enter from the top of the value-chain pyramid
- Our ***Technology*** allows us to become the gate-keeper for three sources of content:
  - Voyant-generated
    - Movies, TV, internet
  - Externally generated
    - Includes traditional entertainment media and business data
  - Consumer-generated
    - Home users generating their own media

Corporate Constructs for Growth


Internal Development
Partnerships
Investments
Leveraged Acquisitions

- We use the appropriate business structure for each specific opportunity
- Includes growth through acquisition
  - *Brings new technological assets*
  - *Drives additional revenue and cash flow*
- Leverage existing relationships in technology and entertainment industries
- Continue to invest in research & development to nurture organic growth

From Content Creation to the User Experience

Our Business Segments

Voyant focuses on four aspects of digital content:

- Movie Studios
- Television Production
- Aggregation of externally-generated content libraries
- Internet Portals

- Internet-based data distribution
- Data transport technology
- Enabling rich-media transfers



Content Creation
Content Distribution
the Voyant Vision
Content Visualization
Content Processing

- Audio and Video Post Production
- Preparing and formatting content for visualization, interactive use, searchable storage, etc.

- New, more meaningful ways to visualize content
- Integrated visualization of disparate data types

Content Distribution: RocketStream™

- Revolutionary software technology that accelerates internet data transfer by up to 100x
- Proprietary data transfer acceleration platform
- Wholly owned subsidiary, acquired in May 2006
  - *Leverages 4 years of prior technology development*
- Applications range from corporate file transfers to consumer downloads
  - *The world's growing broadband penetration will increase RocketStream's reach and applicability*
  - *Applicable to a broad array of markets*
    - Entertainment and rich media
    - Medical
    - Financial services
    - Oil, gas, and mining
    - Advertising
    - Scientific data transfer
    - Design services
    - Consumer media exchange



Content Distribution:
The RocketStream Value Proposition

- We intend to make RocketStream the *de facto* data transfer standard
- RocketStream's true power is unleashed when it is embedded in 3rd-party applications
  - *These applications will be "powered by RocketStream"*
  - *This will drive RocketStream technology into a myriad of applications. Examples could include:*
    - Motion picture or television consumer downloads
    - Mass file or software distribution
    - Enterprise-wide data management and distribution
- RocketStream will also drive much of Voyant's own system-level solutions, such as our plans for
  - *Delivery of Voyant Productions content*
  - *Aviation Broadband*
  - *Internet multimedia destinations*

Content Distribution:
RocketStream 1.0 Today

- Release 1.0 launched in March 2007
  - *Targeted at enterprise market*
  - *Beta version was downloaded by over 200 institutions*
- January – June focused on validating market and features
- Revenue orders began April 2007
  - *Sample customer profiles:*
    - Global mining and exploration conglomerate
    - Major broadcast television company
    - Large industrial manufacturing and service company
- Sales and marketing efforts now ramping up
  - *PR Firm Retained in May 2007 (Dovetail PR)*
  - *Staffing sales organization now*
  - *~60-day sales cycle means meaningful revenues expected beginning Q4 2007*
  - *Begun establishing reseller network*

Content Distribution:
A Sneak Peak at RocketStream 1.1

- RocketStream 1.1 release planned for July
- New features will ***expand our target market***:
  - *Automation Features for* **large and medium enterprises**
    - Based on customer requests
    - Enhances deployment opportunities on a larger scale
  - *Simplicity Features for* **small businesses** *and* **consumers**
    - Firewall-friendly features for less IT-savvy customers
    - Makes RocketStream applicable to customers with T1 and ADSL connections
- Currently ramping sales and marketing capabilities in preparation for Release 1.1


RocketStream
RocketStream can deliver files up to 100x faster

Content Distribution:

Physical-Layer Technology

- Voyant owns intellectual property originally developed by Lockheed Martin and Centerpoint Broadband Technologies
  - *Represents over $200M in prior investment by these third parties*
  - *Voyant purchased this IP in November 2006*
- Covers three key technology areas:
  - *Optical Dense Wavelength Division Multiplexing (DWDM)*
    - Multiple wavelength channels in the same optical fiber
  - *Optical Frequency Division Multiplexing (FDM)*
    - Multiple subcarrier channels on the same wavelength
  - *Wireless Radio Frequency (RF) Transmission*
    - Advanced transmission technologies multiply wireless bandwidth
    - ***Voyant intends to use this technology for an aviation broadband system***
- This intellectual property allows Voyant to provide physical-layer data distribution of digital media content
  - *Further strengthens position as end-to-end content provider*

centerpoint

LOCKHEED MARTIN
We never forget who we're working for®

BREAKING NEWS

New Content Distribution Venture:

Aviation Broadband Venture

- New collaborative partnership with ***Adapt4, LLC*** to address aviation broadband market
  - *Will combine Adapt4, RocketStream, and Centerpoint technologies*

adapt4

- Will create unique airplane-based Internet connectivity experience for a captive market
  - *Offer commercial and general aviation passengers an affordable, practical broadband experience while in the air*
    - Video downloads
    - Voyant-generated content
    - PDA services
    - Internet
- ***Captive audience*** for Voyant content, directed advertising, and other methods of monetization

BREAKING NEWS

New Content Distribution Venture:

Aviation Broadband Platform


adapt4
Adapt4 Cognitive Radio
802.11
WAPs
Media Server


RocketStream
Cognitive Radio
Router
Internet
Voyant Media Center

How the XG1 Cognitive Radio Works

- Continuously hops frequencies
- Scans available spectrum for unused bandwidth
- Begins using that spare bandwidth
- When an authorized user is detected, XG1 hops to another frequency
- Enables secondary non-interference use of attractive bands

Voyant (Centerpoint) Chip Technology

Centerpoint-Derived Modem Chips

- Provide bandwidth-efficient modulation technology
- Powerful FEC capabilities

New Content Distribution Venture:

The Aviation Broadband Market

- $7B total aviation IP access market
  - *$2.0B Commercial Aviation*
  - *$1.5B General Aviation*
  - *$3.5B Government & Homeland Security*
- *$4B addressable* for broadband systems
- Dominant vendor (Connexion by Boeing) has left the market due to technical/cost challenges that we believe we can overcome
- Up to 9% CAGR
- 20-year forecast indicates a long-term growth

Sources:

- *Boeing Commercial Airplanes 20 year forecast, July 2006*
- *Rolls Royce - 20 year forecast, 2004*
- *IMDC – Market research for In Flight Connectivity, 2006*

Content Creation:

Voyant Productions

Voyant's business unit dedicated to producing entertainment content

Voyant Productions

Mission:

To create and supply compelling, original programming for global film, television, Internet, and mobile distributors and broadcasters.

This business unit is headed directly by Mark Laisure (Executive Chairman)

Content Creation: Voyant Productions

- Voyant Productions intends to be a full-service multimedia production entity
- Creating and aggregating motion picture scripts and television treatments
  - *Acquisitions of content already underway*
    - *e.g.*, Typhoon Media
  - *A subset of Voyant Productions focusing specifically on intellectual, socially responsible, and enlightened edutainment content may be separately branded*
- Further asset acquisitions continuously under evaluation
- Our strong entertainment industry partnerships will be a key to Voyant Productions' success
  - *Virtus Entertainment: Principals are responsible for over $300M in box office revenues*
    - Credits include: *Teddy Roosevelt and the Roughriders, Gettysburg, Rome, The Saint, Sliver, Jade, Molly, One Man's Hero, Dead Silence, Instant Trauma, Barely alive,* and *The Fool*
- Close to entering production of our first television pilots and motion picture shorts

TYPHOON

Virtus

Content Creation:

Sports Immortals®

- Voyant and Sports Immortals have signed a Letter of Intent to develop a sports memorabilia internet portal
  - *Voyant contributes distribution and visualization technology*
  - *Sports Immortals contributes images of vast sports memorabilia collection*
    - Over one million items
    - Also includes multimedia footage of sports history
- Portal will generate revenue from multimedia downloads, appraisals, auctions, and merchandizing of memorabilia replicas, books, DVDs, etc.
- Voyant technology allows unique internet portal experience that goes far beyond traditional website.
  - *Establishes Voyant as creator of this type of content*
- Sets stage for further partnerships with Sports Immortals:
  - *Sports Immortals museum*
  - *Traveling sports memorabilia exhibitions*

BREAKING NEWS

New Content Processing Venture:
Digital Audio Post-Production

- Voyant has signed a letter of intent to acquire ***Wild Woods, Inc.***
- Established audio post-production business
  - *Specializes in reality, documentary, and scripted drama television programming*
    - Hell's Kitchen, Survivor, The Apprentice, etc.
    - Multiple ***Prime Time Emmy Awards***
- 14-year track record and strong industry roots
- Cash flow positive
- State-of-the art 12,000 ft^2 Wild Woods Sound Complex in Los Angeles
- Brings audio entertainment industry experience to Voyant's management team
  - *Richard Gelles (CFO)*
  - *Derek Luff (President)*
- Voyant intends to grow this business, both independently and in conjunction with other Voyant initiatives

WILD WOODS
Digital Audio Post Production





BREAKING NEWS

New Content Creation/Aggregation Venture:

Entertainment-Industry Music Services and Library

DL Music Publishing & Creative Services

- Voyant has signed a letter of intent to acquire ***DL Music***
  - *Publishing and creative services for the world-wide television, film, Internet, interactive and multimedia industries*
  - *Original music composition and creative services*
    - Custom-produced music scores, themes, and jingles
  - *Extensive music library primarily for entertainment industry*
    - Over 9,000 tracks and growing
    - Over 85 composers world-wide
- Revenue comes from creative services, licensing, and publishing royalties
- Sister company to Wild Woods
- Voyant intends to grow this business as part of its Content Creation and Aggregation strategy

Content Processing, Aggregation, and Visualization:
Some Opportunities Under Evaluation

- Home theatre
  - *Home/commercial theatre audio processing*
    - Would partner with or acquire a company that has developed technology far beyond traditional surround sound
  - *High-end video display using new laser-based projection techniques*
    - Would likely partner with Coherent, Inc.
  - *Original motion picture content (c.f. Voyant Productions)*
  - *Audio content library*
    - Unique high-fidelity versions of traditional audio content
- Online artist/musician collaborative environments
  - *RocketStream technology applied to highly interactive online artist communities*
  - *Create "sticky" online environments to fulfill artists' needs*

NOTE: This business opportunities outlined on this page are under consideration by Voyant and its potential collaborators at this time. Voyant has ***not*** made a decision to enter any of these markets at this time, has not entered into any definitive agreements concerning these opportunities, and may in future decide not to pursue any or all of these opportunities.

Summary Plan

Own the *entire* digital media content value chain

- Content Creation
  - *Produce original content and aggregate third-party content*
  - *Develop Internet portal opportunities*
  - *Exploit synergies between Voyant content and technology*

- Content Processing
  - *Pursue audio and video processing technologies and services*
  - *Explore advanced search processing capabilities*

- Content Distribution
  - *Further develop RocketStream software business*
  - *Build Aviation Broadband business*
  - *Deliver digital media services direct to businesses and consumers*

- Content Visualization
  - *Pursue advanced technologies and services to experience digital media in unique and meaningful ways*

Voyant Today

Today's Snapshot

- Company has effectively been re-launched
  - *New corporate name: Voyant International Corporation (OTC-BB VOYT)*
  - *New brand*
  - *New, enhanced management team*
  - *Current with SEC reporting*
  - *New corporate headquarters: Palo Alto*
- First Content Distribution products commercially released
  - *RocketStream data transfer acceleration software released in March 2007*
- Content Creation activities underway
  - *Begun process of aggregating content through acquisitions*
  - *Voyant Productions division set up as production branch*
- Robust deal flow of strategic opportunities under evaluation

Management

- CEO: Dana Waldman
  - *20 years of technology leadership experience*
  - *Centerpoint, Ford Aerospace, Lockheed-Martin, Loral*
  - *Achieved over $1B corporate valuation as CEO*
  - *Raised over $200M*
  - *Long history with private equity, startups, and M&A to create value in emerging fields*

- Executive Chairman: Mark Laisure
  - *Co-founder of Inktomi ($16B market capitalization)*
  - *Took over Zeros & Ones in 2005 and led drive to re-organize, regain compliance, and begin selective acquisitions*
  - *Wall Street investment experience combined with Hollywood entertainment industry connections*
  - *Directly managing Voyant Productions (Content Creation arm of Voyant International)*

Management, continued

- CTO: Scott Fairbairn
  - *Design, development and delivery of technology solutions across a wide variety of industries: telecom, financial services, multimedia, security, e-commerce*
  - *From 1985 to 2005, operated four startups, each acquired by private equity or public entities*
  - *CEO and Founder of RocketStream, producing data transfer acceleration solutions for a broad range of industries*

- CFO: David Wells
  - *20 years experience in finance, operations and administrative positions, primarily with technology companies*
  - *2003-2005: VP of Finance, Powerhouse Technologies Group*
  - *2002-2003: Acting CFO, Insurance Services of America*

Management, continued

- CMO: Dr. Steffen D. Koehler
  - *1993-2000: Marketing and engineering positions with Hughes, SBC, and Ciena*
  - *2000-2005: VP of Marketing for series of technology companies, all successfully acquired*
  - *Strategic product "roadmaps"; overseeing technical marketing; customer relationships; positioning companies for exit; M&A*
  - *2006-2007: consultant to several companies, business planning and marketing strategy*

- CDO: Dr. W. Herschel Stiles
  - *30 years in technology development and R&D for wireless and fiber-optic hardware and systems, satellite communications, and remote systems, including systems engineering, technology identification, and technology selection*
  - *2003 to 2007, consultant to several companies, including market assessment, technology assessment, and engineering management. Acted as VP of engineering for Phasebridge, Inc., a hybrid optical packaging and technology company.*
  - *Prior to 2003, spent 13 years with TRW in technical and management positions.*

Selected Financials

	December 31, 2006	March 31, 2007
Cash & Equivalents	$59,700	$615,333
Total Current Assets	$84,155	$632,759
Total Assets	$1,076,495	$1,644,582
Current Liabilities	$740,763	$1,156,891
Long-Term Notes - Officers	$854,066	$843,435
Total Liabilities	$1,594,829	$2,000,326
Shareholders Equity (Deficit)	($518,334)	($355,744)
Weighted Average Shares Outstanding	79,362,397	112,930,128

Company Highlights

- Development-stage media and technology company
- Experienced management team with proven business development track records
- Proprietary technology solutions address large target markets with outstanding growth potential
- Growth model features vertical integration to optimize the capture of revenues

Q & A

Demonstrations

- RocketStream
  - *See the power of RocketStream up close using our laboratory testbed*
- Aviation Broadband
  - *Combining Adapt4, Centerpoint, and RocketStream technologies to serve a large market and create additional demand for Voyant content*
- Sports Immortals®
  - *Creating an internet destination honoring sports legends*
- Coherent, Inc.
  - *Advanced laser-based display technology for home and commercial theatre*

